UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2009


                                MIDEX GOLD, CORP.
               (Exact name of registrant as specified in charter)

           Nevada                      333-150784                   N/A
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           Kanonyele, Box 55758
         Dar es Salaam, Tanzania                                    N/A
(Address of principal executive offices)                         (Zip Code)

                                +255 788 364 496
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
           AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On November 23, 2009, the Company's management concluded that the Company's financial statements for the quarter ended June 30, 2009 included in the Company's Form 10-Q that was filed on August 19, 2009 (the "Report") cannot be relied upon. Management made the determination that it needs to make adjustments to previously issued financial statements related to a modification of certain shareholder loans and modification of legal fees accrued by the Company. Management has discussed the matters in the Report with its independent auditors.

The Company intends to file, as promptly as practicable, amendments to its Form 10-Q for the quarter ended June 30, 2009 to reflect the restatement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MIDEX GOLD, CORP.


Date: November 23, 2009                      By: /s/ Morgan Magella
                                                --------------------------------
                                                Morgan Magella, President